Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT. THE REDACTIONS ARE INDICATED WITH “[**]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

THIRD AMENDMENT TO
COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Third Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between Pacira Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”). This Amendment is effective as of December 1, 2014 (the “Amendment Effective Date”).

RECITALS

A.
The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated August 25, 2011, as amended by the First Amendment dated August 1, 2013 and the Second Amendment dated August 25, 2014 (as amended, the “Agreement”);

B.	Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.	The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.
Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.
Schedule B.     The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B. The Revised Schedule B includes an agreed upon reduction of the Company’s freight mark-up fee provided that the Company continues to use ICS’s UPS account for the Term of this Agreement. In the event that the Company decides to use its own UPS account, ICS reserves the right to revise the fees in the Revised Schedule B.

3.	No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.         Pacira Pharmaceuticals, Inc.

By: /s/ Peter Belden                    By: /s/ Anthony Molloy

Name: Peter Belden                    Name: Anthony Molloy

Title: President                        Title: Associate General Counsel

Date: April 29, 2015

[**] - Indicates certain information has been redacted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.

REVISED SCHEDULE B
ICS 3PL SCHEDULE OF FEES

Fee	Amount	Description
Monthly Management Fee
Customer Service Warehouse & Distribution Returns Management Finance Information Technology & Reporting Chargeback Management Sample Management Marketing Material Management Sunday Shipments	$[**] $[**]	[**] [**]
Customer Service Fees
EDI Order Processing Fees Manual Order Processing Fees	$[**] $[**] $[**] $[**] $[**] $[**]	[**]
Customer Setup Fee	$[**]	[**]
Account Maintenance/ License Updates	$[**]	[**]
Drop Shipment Surcharge	$[**]	[**]
Allocation Fee	$[**]	[**]
Rush Order	$[**]	[**]
Emergency Order	$[**]	[**]
International Order	$[**]	[**]

[**] - Indicates certain information has been redacted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.

Warehouse & Distribution Fees
Product Storage - Refrigerated	$[**] $[**] $[**]	[**]
Product Storage - Ambient	$[**]	[**]
Trade Order Processing Fees	$[**] $[**] $[**] $[**] $[**] + $[**] $[**] $[**] $[**] $[**]	[**]
Receiving Fee	$[**]	[**]
Shipping Fee	$[**]	[**]
Bulk Shipments	$[**]	[**]
Packing Supplies	$[**]	[**]
Freight	$[**]	[**]
Finance
Invoice Processing	$[**]	[**]
Credit Verification Reports - Dun & Bradstreet	$[**]	[**]
Credit Verifications Reports - Experian	$[**]	[**]
Returns Management
RGA Initiation	$[**] + $[**]	[**]
Return Processing	$[**]	[**]
Partial Returns Processing	$[**]	[**]
Returns Storage	$[**]	[**]
Contract and Chargeback Management
Chargeback Processing - Manual	$[**]	[**]
Chargeback Processing - Electronic	$[**]	[**]
Membership Additions	$[**]	[**]

[**] - Indicates certain information has been redacted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.

Contract Setup	$[**]	[**]
Contract Updates	$[**]	[**]
Information Technology and Reporting
852/867: ABC, CAH, MCK	$[**]	[**]
Custom Reports	$[**]	[**]
Custom Development Services	$[**]	[**]
Additional Fees
Product Destruction	$[**]	[**]
Telecom	$[**]	[**]
FedEx/UPS/Postage Expenses	$[**]	[**]
Pre-Approved Assessorial Labor Charge - Warehouse	$[**]	[**]
Pre-Approved Assessorial Labor Charge - Office Staff	$[**]	[**]
Pre-Approved Assessorial Labor Charge - QC, Management	$[**]	[**]
ICS Travel	$[**]	[**]

[**] - Indicates certain information has been redacted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted portions.